SUPPLEMENT DATED MARCH 28, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco Income Allocation Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Jeffrey Bennett, CFA	Portfolio Manager	2020

Alessio de Longis, CFA	Portfolio Manager	2023

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
The following individuals are jointly and primarily responsible for determining the asset class allocation, underlying fund selections and target weightings for the Fund:
▪
Jeffrey Bennett, CFA, Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2019. From 2016 to 2019, he was associated with OppenheimerFunds, a global asset management firm.
▪
Alessio de Longis, CFA, Portfolio Manager, who has been responsible for the Fund since 2023 and has been associated with Invesco and/or its affiliates since 2019. Prior to joining Invesco, Mr. de Longis was associated with OppenheimerFunds, a global asset management firm, since 2004.
The portfolio managers are assisted by investment professionals from the Invesco Investment Solutions Team. Members of the team may change from time to time.
The underlying funds are managed by portfolio managers.
More information on the Fund’s portfolio managers and the portfolio managers managing the affiliated underlying funds may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
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